UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2011

SEAFARER EXPLORATION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-29461	73-1556428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kyle Kennedy
Chief Executive Officer
14497 N. Dale Mabry Hwy.
Suite 209N
Tampa, Florida 33618

(Address of principal executive offices) (Zip Code)

(813) 448-3577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -	Other Events
Item 8.01.	Other Events.

On April 13, 2011, the board of directors of Seafarer Exploration Corp. (“Seafarer” or the “Company”) established certain dates regarding its intended proxy statement filing and dissemination to shareholders as follows:

Broker Search Date:  April 13, 2011

Record Date:  April 18, 2011

The Company intends to file its Pre 14A Proxy Statement with the Securities and Exchange Commission (“SEC”) on or before April 25, 2011. No sooner than 10 days thereafter, the Company intends that its Definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 will be filed with the SEC and disseminated to Company shareholders. The Company intends to seek shareholder votes regarding (i) a change of corporate domicile of the Company from Delaware to Florida; and (ii) an amendment to the articles of incorporation to increase the number of authorized shares of common stock from 500,000,000 to 750,000,000. The Company presently intends to hold its special meeting of shareholders on June 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAFARER EXPLORATION CORP.

Date: April 15, 2011	By:	/s/ Kyle Kennedy
Name: Kyle Kennedy
Title: Chief Executive Officer